UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 18, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-3 Mortgage Pass-Through Certificates, Series 2003-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     333-101254                06-1204982
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(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)



1285 Avenue of the Americas, New York, New York                 10019
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
       99                               Collateral Term Sheets prepared by UBS
                                        Warburg LLC in connection with MASTR
                                        Alternative Loan Trust 2003-3 Mortgage
                                        Pass-Through Certificates, Series 2003-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.


March 20, 2003

                                        By:        /s/ Hugh T. Corcoran
                                           -------------------------------------
                                             Name:  Hugh T. Corcoran
                                             Title:    Managing Director


                                        By:        /s/ Eric Daouphars
                                           -------------------------------------
                                             Name:  Eric Daouphars
                                             Title:    Director

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

99               Collateral Term Sheets prepared by UBS                  E
                 Warburg LLC in connection with MASTR
                 Alternative Loan Trust 2003-3 Mortgage
                 Pass-Through Certificates, Series 2003-3